Exhibit 4.1

[PAGE]

                        [OPTICAL CABLE CORPORATION LOGO]


[NUMBER]                                                                [SHARES]

INCORPORATED UNDER THE LAWS                                      SEE REVERSE FOR
OF THE COMMONWEALTH OF VIRGINIA                                  DEFINITIONS


THIS CERTIFIES THAT





IS THE OWNER OF



             FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF

OPTICAL CABLE CORPORATION (the "Corporation") transferable on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation of the facsimile signatures of its duly authorized representatives.

Dated:

/s/ Robert Kopstein
President


/s/ Kenneth W. Harber
Secretary


                   [OPTICAL CABLE CORPORATION CORPORATE SEAL]

                                                    Countersigned and Registered
                                                    FIRST UNION NATIONAL BANK OF
                                                            NORTH CAROLINA
                                                     (Charlotte, North Carolina)
                                                            Transfer Agent
                                                             and Registrar




                                                       By:
                                                            Authorized Signature

                            OPTICAL CABLE CORPORATION

         The Corporation will furnish to any stockholder on request and without charge a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue, or of the differences in the relative rights and preferences between the shares of each series of a class in series which the Corporation is authorized to issue, to the extent they have been set, and the authority of the Board of Directors to set the relative rights and preferences of subsequent series or classes. Such request may be made to the Secretary of the Corporation or to its Transfer Agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN  -  as joint tenants with right of survivorship and not as tenants in common

TOD     -  transfer on death direction in event of owner's death to person named on face

UNIF GIFT MIN ACT - ________ as Custodian for _________ under Uniform Gifts to
                     (Cust)                    (Minor)
         Minors Act ____________
                     (State)

UNIF TRAN MIN ACT - _______ as Custodian for _________ under Uniform Transfers
                    (Cust)                   (Minor)
         to Minors Act ___________
                       (State)


Additional abbreviations may also be used though not in the above list.


         For value received, _____________ hereby sell, assign and transfer unto


Please Insert Social Security or
Other Identification Number of Assignee
--------------------

--------------------------------------------------------------------------------
(Please print or  typewrite  name  and address, including zip code, of Assignee)

-----------------------------------------------------------

-----------------------------------------------------------

_____________________________________________________shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________Attorney   to  transfer  the
said stock on the books of the written named Corporation with full power of substitution in the premises.

Dated: ---------------                         X--------------------------------



                                               X--------------------------------
                                                NOTICE: THE SIGNATURE(S) TO THIS
                                                ASSIGNMENT MUST CORRESPOND WITH
                                                THE NAME AS WRITTEN  UPON  THE
                                                FACE OF THE CERTIFICATE IN EVERY
                                                PARTICULAR,  WITHOUT ALTERATION
                                                OR  ENLARGEMENT, OR ANY CHANGE
                                                WHATEVER.

                        SIGNATURE(S) GUARANTEED: -------------------------------
                                                THE SIGNATURE(S) SHOULD BE
                                                GUARANTEED BY AN ELIGIBLE
                                                GUARANTOR INSTITUTION (BANKS,
                                                STOCKBROKERS, SAVINGS AND LOAN
                                                ASSOCIATIONS  AND CREDIT UNIONS
                                                WITH MEMBERSHIP IN AN  APPROVED
                                                SIGNATURE  GUARANTEE  MEDALLION
                                                PROGRAM, PURSUANT TO S.E.C.
                                                RULE 17Ad-15.